EXHIBIT  10.67

                             SUBSCRIPTION AGREEMENT
                                     [FORM]


1. SUBSCRIPTION. The undersigned, ________________ (the "Subscriber") hereby irrevocably subscribes for _________ (____) unit(s) ("Unit(s)") of NETTAXI.COM, a Nevada corporation (the "Com-pany"), as described in that certain Private Placement Memorandum dated February 27, 2000 (the "Private Placement Memorandum"). Each Unit consists of 100,000 shares of the Company's Common Stock, $0.001 par value, valued at $1.50 per share, and 100,000 warrants, each entitling the Holder the right to purchase one share of Common Stock at an exercise price of $4.00 per share ("Warrants"). The price per Unit is $150,000. This subscription may be rejected in whole or in part by the Company.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY THE SUBSCRIBER. The Subscriber represents, warrants and agrees that:

     (a) The Subscriber has received and carefully reviewed from the Company all material documents necessary to make an informed investment decision including but not limited to the Private Placement Memorandum, the Company's Form S-1 and Form 10Q for the period ended September 30, 1999, and understands the risks associated with this investment;

     (b)     All  of the information provided by the Sub-scriber in the Investor
                                                                        --------
Questionnaire  for  Individual Investors, attached hereto as Exhibit A, given to
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the  Company  or  its agents prior to the date hereof regarding the Subscriber's ability to bear the risks of this investment and the Subscriber's sophistication and experience as an investor, is true and correct as of the date this Agreement is tendered to the Company. The Subscriber shall promptly notify the Company in writing if any change in such information occurs after such tender and prior to acceptance hereof by the Company;

     (c) Subscriber is advised that no federal or state agency has made any recommendation or endorsement of the Unit(s), the Warrants or the underlying shares;

     (d) The Subscriber has a preexisting personal or business relationship with the Company or with any of its offi-cers, directors, or controlling persons, or by reason of the Subscriber's business or financial experience (or the business or financial experience of his authorized investment representative who is unaffiliated with and who is not compensated by the Com-pany or any affiliate or selling agent of the Company, directly or indirectly) has the capacity to protect his own interests in connection with this investment;

     (e) The Subscriber has not seen or received any advertisement or general solicitation with respect to the Unit(s), the Warrants or the underlying shares;

     (f) The Subscriber recognizes that the Company has limited net assets and a limited operating history, and that any investment in the Unit(s) involves a high degree of risk;

     (g) The Subscriber understands that there are substantial restrictions on sale, assignment, transfer or any other disposition of the Unit(s), the Warrants and the underlying shares, and that the Subscriber may not be able to liquidate the Subscriber's investment;

     (h) The Subscriber is a resident of the state of _____________ and, if an individual, is twenty-one (21) years of age or over. For purposes of this section, the Subscrib-er is deemed to reside in the state where he or she has his or her principal resi-dence at the time of both the offer and the sale of the Unit(s);

     (i) Either the Subscriber, or the Subscriber's authorized investment representative, if any, has had the oppor-tunity for direct negotiations with the Company with regard to this sub-scription and to ask questions of, and receive answers from the representatives of the Company concerning the terms and conditions of the offering and the Company, and has received all information requested by the Sub-scriber regarding the offering, the Company and its existing and planned opera-tions and manage-ment;

     (j) The Unit(s) are being purchased by the Sub-scriber and not by any other person, with the Subscriber's own funds and not with the funds of any other person and for the Subscriber's own account, and not as a nominee, agent or other-wise for the account of any other person (except for its princi-pal, in the case of an au-thorized investment representative). On acceptance of this Agre-ement, no other person will have any interest, beneficial or otherwise, in the Unit(s), the Warrants or the underlying shares. The Subscriber is not obligated to transfer all or any portion of the Unit(s), the Warrants or the underlying shares to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber is purchas-ing the Unit(s), the Warrants and the underlying shares for investment for an indefinite period and not with a view to the sale or distribution of any part or all there-of by public or private sale or other disposition. The Subscrib-er has no inten-tion of selling, grant-ing any participa-tion in, or otherwise distributing or disposing of the Unit(s), the Warrants or the underlying shares. The Subscriber does not intend to subdi-vide the Subscriber's purchase of the Unit(s) with any person;

     (k) The Subscriber has been advised that the Unit(s), the Warrants and the underlying shares issued in connec-tion with this offering have not been regis-tered with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act");

     (l) Subscriber acknowledges that, either directly or with the assistance of his/her Purchaser Representative, if any, Subscriber has such knowledge and experience in financial and business matters to make an informed investment decision based upon the information furnished to Subscriber and such addi-tional information as Subscriber may have requested and received from the Company and the independent inquiries and investigations undertaken by Subscriber;

     (m) The Subscriber and his/her representative, if any, understand that no person has been authorized to give any information or to make any representation which were not con-tained herein, or in the Private Placement Memorandum, the Form S-1 or Form 10Q and the Subscriber has not relied on any other representations or information;

     (n) The Company reserves the right to reject this subscription in whole or in part.

3.     REGISTRATION  RIGHTS.  The  Company shall prepare and file, within thirty
(30) days of the date of Company's acceptance of this subscription, with the Securities and Exchange Commission a registration statement on form S-1 covering the shares underlying the Unit(s) and the Warrants. The registration rights set forth herein shall not extend to shares of common stock not underlying the Unit(s) or the Warrants.

4. REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants that it has full legal and equitable title to the Unit(s), and has not in whole or in part assigned, pledged, sold, conveyed or other-wise transferred to any third party any rights in such Unit(s).

5. PAYMENT OF SUBSCRIPTION. The amount of the Sub-scriber's subscription is set forth above and the undersigned encloses payment of such amount herewith in United States dollars by wire transfer, cash, check or money order payable to the Company. The Sub-scriber recognizes that if the Subscriber's sub-scription is re-jected in whole or in part, the funds delivered to the Com-pany for the rejected portion of the subscription will be returned to the Subscriber by the Company as soon as practica-ble without interest.

6. APPLICATION TO FIDUCIARIES. If the Subscriber is purchasing the Unit(s) in a fiduciary capacity, the representa-tions, warranties and agreements of the Subscriber herein shall be deemed to have been made on behalf of the person(s) for whom the Subscriber is so purchasing, except that such person(s) need not be over twenty-one (21) years of age.

7. CHANGES. The Subscriber agrees to notify the Company immediately if any of the representations and warranties made by the Subscriber herein become untrue.

8. REGISTRATION ON COMPANY'S RECORDS. The Sub-scriber's Unit(s), the Warrants and the underlying shares will be owned and should be shown on the Com-pany's records as set forth on the signature line below.

9. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with re-spect to the mat-ters set forth herein, and supersedes all prior agreements, nego-tiations, or discussions with respect to such matters. No prior or concurrent representations or promises of any party hereto or any of their respective agents or representa-tives shall consti-tute a part of this Agreement, unless expressly so stated herein. This Agreement may not be altered, modified, amended, changed, rescinded, or discharged, in whole or in part, except by a writ-ing executed by the parties.

10. COVENANTS AND CONDITIONS. Should any covenant or other provision of this Agreement be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable by reason of a rule of law or public policy, all other conditions and pro-visions of this Agreement shall nevertheless remain in full force and effect. No covenant or provision hereof shall be deemed dependent upon any other covenant or provision unless so expressly stated herein.

11. CALIFORNIA LAW TO GOVERN. This Agreement shall be deemed entered into in the State of California, and shall be governed and construed in accordance with the internal laws of the State of California applicable to contracts made and to be performed in the State of California.

12. NOTICES. All notices and demands of every kind shall be personally delivered or sent by first class mail to the parties at their addresses stated below. Any such notice or demand shall be effective and deemed received immediately upon personal service or three (3) days after deposit in the United States mail, as the case may be. Any party hereto may re-desig-nate an address for notices or demands in writing, delivered or mailed in accordance with the terms hereof.

13. SECTION HEADINGS. The section headings in this Agreement are for convenience of reference only, and shall not in any way limit or amplify the terms and provisions hereof, or enter into the interpretation of this Agreement.

14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and, in making proof hereof, it shall not be necessary to produce or account for more than one such counter-part.

15. INTERPRETATION. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so indicates.

16. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the heir and personal representa-tives of the Subscriber and the successors and assigns of the Company, subject to the restrictions upon assignment set forth herein. Time is agreed to be of the essence.


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     IN  WITNESS  WHEREOF, the Subscriber has duly executed this Agreement as of the ___ day of ______________, 2000, and rendered this Agreement to the Company this day of, 2000.


                              Authorized  Signature  of  Subscriber


                              Full  Name  of  Signer

//  Individual  Ownership
                                                Subscriber's  Social  Security
                              or  Federal  Tax  Identification
                                                Number(s)
//  Joint  Tenants  with
       Right  of  Survivorship
                                                Subscriber's  Home  Telephone
                                                Number  and  Area  Code
//  Tenants  in  Common
       (both  parties  must  sign)

//  Community  Property
       (both  signatures  required)

//  General  Partnership
       (Managing  Partner  must  sign;
       if  no  Managing  Partner,  all  partners  must  sign)

//  Corporation
       (authorized  officer  must  sign)

//  Trust
       (Authorized  trustee(s)  must  sign)

//  Limited  Liability  Company
       (Authorized  Manager(s)  must  sign)


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Amount  Delivered:     ________________  X  $150,000  = $_______________________
             (No.  of  Unit(s)  -  Minimum  1)          (Minimum  $150,000)


Payment  by:     (    )     Cash,  check  or  money  order  enclosed:  $

     (    )     Wire  Transfer  to:

                Bank:               Bank  of  America  Pruneyard  0622
                Bank  Address:      200  The  Pruneyard
                                    Campbell,  CA  95008
                Attn:               Dee  Dee  Lepiane
                Account  Name:      Nettaxi  Online  Communities,  Inc.
                                    Escrow  Account
                Account  Number:    0622408789
                ABA  Routing  No:   121000358

ACCEPTED:                              NETTAXI.COM:

Dated:             ,2000               By:
     --------------                        Glenn Goelz, Chief Financial Officer
Address  for  Notices:

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